This is filed pursuant to Rule 497(e).

AllianceBernstein Bond Fund, Inc.
File Nos. 2-48227 and 811-02383.

AllianceBernstein Americas Government Income Trust, Inc.
File Nos. 33-45328 and 811-06554.

ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT [LOGO] SM

                                     AllianceBernstein Corporate Bond Portfolio
                             AllianceBernstein Americas Government Income Trust

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Supplement dated May 10, 2004 to the Prospectus dated February 2, 2004 that offers shares of the above-referenced Funds.

The following disclosure replaces the first sentence of the second paragraph under "RISK/RETURN SUMMARY - Global Bond Funds - AllianceBernstein Americas Government Income Trust - Principal Investment Strategies and Risks".

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage.

The following disclosure is added to the bullet points in the seventh paragraph under "DESCRIPTION OF THE FUNDS - Investment Objectives and Principal Policies - Corporate Bond Funds - AllianceBernstein Corporate Bond Portfolio".

The Fund also may:

o       enter into reverse repurchase agreements and dollar rolls;
o       enter into repurchase agreements;

The following disclosure replaces the last sentence of the fourth paragraph under "DESCRIPTION OF THE FUNDS - Investment Objectives and Principal Policies - Global Bond Funds - AllianceBernstein Americas Government Income Trust".

The Fund may maintain borrowings of approximately one-third of its net assets or otherwise leverage its assets through, for example, the use of reverse repurchase agreements.

The following disclosure is added to the bullet points in the eighth paragraph under "DESCRIPTION OF THE FUNDS - Investment Objectives and Principal Policies - Global Bond Funds - AllianceBernstein Americas Government Income Trust".

The Fund also may:

o       enter into reverse repurchase agreements and dollar rolls;

The following disclosure replaces in its entirety the fourth paragraph under "DESCRIPTION OF THE FUNDS - Description of Additional Investment Practices - Reverse Repurchase Agreements and Dollar Rolls".

Reverse repurchase agreements and dollar rolls are speculative techniques and may be considered to be borrowings by the Funds. To the extent that a Fund enters into one of these transactions, the Fund will segregate assets at least equal to the aggregate amount of its obligations under the transaction. Under normal circumstances, AllianceBernstein U.S. Government, AllianceBernstein Corporate Bond and AllianceBernstein Americas Government Income Trust do not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of their total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by AllianceBernstein Emerging Market Debt will not exceed 33% of its total assets less liabilities (other than amounts borrowed). AllianceBernstein Global Strategic Income may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by AllianceBernstein Global Strategic Income will not exceed 25% of its total assets.


You should retain this Supplement for future reference.

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SM:  This service mark is used under license from the owner, AllianceBernstein
     Investment Research and Management, Inc.



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